                                                                      EXHIBIT 23


                         CONSENT OF INDEPENDENT AUDITORS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 33-59733) of Cash America International, Inc. of our report dated June 26, 2003 relating to the financial statements of Cash America International, Inc. 401(k) Savings Plan, which appears in this Form 11-K.

PricewaterhouseCoopers LLP

Dallas, Texas
June 26, 2003